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                                                                   EXHIBIT 10.35


                             FORM OF PROMISSORY NOTE


September 8, 2000                                                   $___________


                  _____________ (the "Founder"), for value received, hereby promises to pay to Adir Technologies, Inc., a Delaware corporation (the "Company" or "Adir"), the principal amount of ___________________________________________($_______) (the "Note Principal
Amount"), together with interest on the unpaid principal balance thereof (as set forth in Section 3 hereof), on September 8, 2005 (the "Maturity Date").

                  Pursuant to and subject to the terms of the Founders Stock Agreement, dated of even date herewith, between Founder and Adir, the Founder has issued this Note to the Company as payment by the Founder for a number of shares of Common Stock of Adir (collectively, the "Purchased Stock").

                  1. PLEDGE AGREEMENT. The amounts due under this Note are secured by an agreement pledging the Purchased Stock (the "Pledge Agreement").

                  2. PRINCIPAL

                  (a) SCHEDULED PAYMENT. The Founder will pay the entire unpaid principal amount of this Note on the Maturity Date or as otherwise required herein.

                  (b) OPTIONAL PREPAYMENT. Subject to Section 2(c) hereof, the Founder may prepay the principal amount of this Note, in whole or in any $1,000 increment (together with accrued but unpaid interest on this Note as of the date of such prepayment), at any time and from time to time without penalty or premium.

                  (c) MANDATORY PREPAYMENTS. If the Founder sells or otherwise transfers (other than a transfer to a Permitted Transferee, as defined in, and in accordance with, the Right of First Offer and Co-Sale Agreement dated of even date herewith) a number of shares of the Purchased Stock, which calculated as a percentage of the original number of shares of the Purchased Stock shall be the "Percentage," then, on the date of the consummation of such sale or transfer, the Founder shall be obligated, to the extent the Founder has obligations to the Company under this Note, to pay to the Company an amount equal to the lesser of
(1) the gross proceeds received by the Founder for the Purchased Stock sold or otherwise transferred and (2) the sum of (y) the product of (i) the original principal amount of the Note times (ii) the Percentage plus (z) the amount of the accrued but unpaid interest on the Note as of the date that the payment required under this paragraph is made. Such amount paid to the Company shall first reduce accrued but unpaid interest, if any, on this Note pursuant to
Section 3 hereof and any remaining amount paid to the Company shall reduce the remaining principal amount of this Note.
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                  (d) PARTIAL RECOURSE. The Founder's obligation to pay 50% of the initial principal amount hereunder (the "Recourse Obligation") is recourse and shall not be limited to the value of the collateral under the Pledge Agreement. The Founder's obligation to pay the remaining 50% of the principal amount hereunder (the "Nonrecourse Obligation") is nonrecourse. Any amount that the Founder pays to the Company which reduces the principal amount hereunder (whether or not a portion of such payment is derived by the Founder from the sale or transfer of all or a portion of the Purchased Stock as discussed in
Section 2(c), including a direct sale or transfer to the Company) shall first reduce (but not below zero) the amount of the Nonrecourse Obligation (taking into account prior reductions to such obligational amount under this Section 2(d)) and then, if ever, shall reduce the amount of the Recourse Obligation.

                  3. INTEREST

                  (a) RATE. Interest shall accrue on the unpaid principal balance of this Note at a compounding rate of 6.33% per annum.

                  (b) CALCULATED. Interest shall be calculated on the basis of actual days elapsed assuming a 360 day year consisting of twelve 30-day months.

                  (c) SCHEDULED PAYMENT. In addition to Section 2(c) and other requirements hereunder to pay accrued but unpaid interest, the Founder shall pay on the Maturity Date the entire accrued but unpaid interest amount of this Note as of the Maturity Date.

                  (d) FULL RECOURSE. The Founder's obligation to pay amounts of unpaid interest hereunder is recourse and shall not be limited to the value of the collateral under the Pledge.

                  4. PAYMENT ON NONBUSINESS DAYS. If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the State of New Jersey, such payment shall be made on the next succeeding business day, and any such extended time of the payment of principal shall be included in computing the amount of accrued interest at the rate this Note bears in connection with such payment.

                  5. EVENTS OF DEFAULT. A default ("Default") shall occur when and if (a) the Founder fails to pay any principal, interest or other amounts payable under this Note within ten days after the date when due; or (b) the death of the Founder; or (c) the Pledge Agreement shall cease to be in full force and effect or the Founder shall fail to comply with any of the provisions thereof; or (d) the Founder makes an assignment for the benefit of creditors, files a petition in bankruptcy, petitions or applies to any tribunal for the appointment of any receiver or trustee for any substantial part of the Founder's property, or commences any proceeding relating to the Founder under any reorganization, arrangement, readjustments of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (e) within 60 days after the filing of a bankruptcy petition or commencement of any proceeding against the Founder seeking any reorganization, liquidation or similar relief under any present or future statute, law or regulation, the proceeding shall not have been dismissed, or if, within 60 days after the appointment, without the consent or acquiescence of the Founder, of any trustee, receiver or liquidator of all or any substantial part of properties of the Founder, the appointment shall not


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have been vacated; or (f) termination of the Founder's employment by the Company or its subsidiaries or their affiliates.

                  6. REMEDIES ON DEFAULT. Upon the occurrence of a Default (other than a Default described in Section 5(d) or (e)), the Company may declare the Note to be immediately due and payable, whereon the outstanding principal of the Note together with accrued interest thereon shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Founder, anything contained herein or the Pledge Agreement to the contrary notwithstanding. Upon the occurrence of a Default described in Section 5(d) or (e), the outstanding principal amount of the Note together with accrued interest thereon shall automatically become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Founder, anything contained herein or in the Pledge Agreement to the contrary notwithstanding.

                  7. WAIVER. The Company may, at any time, to any extent, and upon any terms and conditions, waive any Default and its consequences. In the case of any such waiver and subject to its stated terms and conditions, the Founder and the Company shall be restored to their former positions and rights hereunder. No delay or failure of the Company or any holder of this Note in exercising any right, power or privilege under this Note or the Pledge Agreement shall affect such right, power or privilege. Neither any single or partial exercise, nor any abandonment or discontinuance of steps to enforcement, of such a right, power, or privilege shall affect such right, power, or privilege. The rights and remedies of the Company hereunder are cumulative and not exclusive. Any Company waiver of, permission for, consent to, or other approval of any breach or Default hereunder, or any such waiver of any right, provisions, or conditions hereof, must be in writing, shall be effective only to the extent set forth in such writing, and shall not imply or effect waiver of future enforcement of such rights, provisions, or conditions.

                  8. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Note will be in writing and will be deemed to have been given when delivered personally, or one business day following when sent next-day delivery via a nationally recognized overnight courier, or when sent, when sent via facsimile confirmed in writing to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

                  To the Company:

                           Adir Technologies, Inc.
                           520 Broad Street
                           Newark, NJ 01702
                           Attn:  President
                           Facsimile: (973) ___-____

                  To the Founder:

                       _______________
                       _______________


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                           520 Broad Street
                           Newark, NJ 01702
                           Facsimile: (973) ___-____

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

                  9. AMENDMENT. The terms of this Note may not be amended or modified, except in writing signed by the Founder and the Company.

                  10. SUCCESSORS; ASSIGNMENT. This Note shall be binding upon and inure to the benefit of the heirs, representatives, successors, and assigns of the parties, provided however, that this Note may not be assigned by the Founder without the prior written consent of the Company.

                  11. CONSENTS; WAIVERS. The Founder expressly consents to renewals and extension of time at or after the maturity hereof, without notice, and expressly waives diligence, presentment, protest, demand, and notice of every kind now or hereafter required by applicable law and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  12. SEVERABILITY. Every provision of this Note is intended to be severable. In the event any term or portion hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect any other term or portion of this Note, which shall remain binding and enforceable.

                  13. NO USURY. This Note is subject to the express condition that at no time shall the Founder be obligated or required to pay interest at a rate in excess of the maximum rate which the Company is permitted by law to contract or agree to pay. The Founder understands and believes that this lending transaction has been negotiated and entered into in the State of New Jersey and is to be governed by, and complies with, the usury laws of the State of New Jersey; however, if any interest or other charges in connection with this lending transaction are determined to exceed the maximum amount permitted by law, then the Founder agrees that (a) the amount of interest or charges payable pursuant to this lending transaction shall immediately be, and be deemed to be, reduced to the maximum amount permitted by applicable law and (b) any excess amount previously collected from the Founder in connection with this lending transaction that exceeded the maximum amount permitted by law, will be credited against the principal balance then outstanding hereunder. If the outstanding principal balance hereunder has been paid in full, the excess amount will immediately be refunded to the Founder.

                  14. TITLES AND HEADINGS. Titles and headings of sections of this Note are for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Note.

                  15. GOVERNING LAW. This Note shall be construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would


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cause the application of the laws of any jurisdiction other than the State of
New Jersey.

                  16. WAIVER OF JURY TRIAL. THE FOUNDER (AND, BY ITS ACCEPTANCE OF THIS NOTE, THE COMPANY) HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

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                  IN WITNESS WHEREOF, the Founder has executed and delivered this Promissory Note as of the date specified above.




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